Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Second Quarter 2009

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING :

•                  OUR ABILITY TO PURCHASE OR SELL PROPERTIES;

•                  OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•                  OUR ABILITY TO RETAIN OUR EXISTING TENANTS AND MAINTAIN CURRENT RENTAL RATES; AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS, ON US AND OUR TENANTS;

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, REIT MANAGEMENT & RESEARCH LLC, FIVE STAR QUALITY CARE, INC. AND THEIR AFFILIATES;

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS; AND

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                  OUR ABILITY TO GROW OUR BUSINESS AND PAY OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES;

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES;

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; AND

•                  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers and medical office, clinic and biotech laboratory buildings located throughout the United States.  We are included in a number of stock indices, including the Russell 1000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate..  As of June 30, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,350 properties located in 45 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has approximately 570 employees in its headquarters and regional offices located throughout the United States.  In addition to managing SNH, RMR manages Government Properties Income Trust, a publicly traded REIT that owns buildings with government tenants, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties. RMR also provides management services to TravelCenters of America LLC, a tenant of HPT, and to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of two publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16.3 billion as of June 30, 2009.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our present business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes and medical office, clinic and biotech laboratory buildings and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs;  we also invest in medical office, clinic and biotech laboratories buildings; and we may sometimes invest in other properties, such as the wellness centers, which offer special services intended to promote healthy living. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares — SNH
Senior Unsecured Debt Ratings:

Moody’s — Ba1 Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 6/30/09) ($ in 000):

		Number of
	Number of	Units/Beds or		Carrying Value of		Annualized
	Properties	Square Feet		Investment (1)	Percent	Current Rent	Percent
Independent living (2)	43	11,524		$1,108,572	38.3%	$109,631	37.6%
Assisted living (2)	120	8,472		909,430	31.4%	84,353	28.9%
Nursing homes (2)	58	5,844		230,192	7.9%	20,355	6.9%
Rehabilitation hospitals	2	364		60,175	2.1%	11,580	4.0%
Wellness centers	10	812,000	sq. ft.	180,017	6.2%	17,069	5.9%
Medical office buildings (MOBs)	40	1,831,082	sq. ft.	408,348	14.1%	48,748	16.7%
Total	273			$2,896,734	100.0%	$291,736	100.0%

Operating Statistics by Tenant ($ in 000):

					Q1 2009
	Number of	Number of		Annualized	Rent		Percent
Tenant	Properties	Units/Beds		Current Rent	Coverage (3)	Occupancy (3)	Private Pay (3) (4)
Five Star (Lease No. 1) (5)	80	5,919		$45,195	1.23x	87%	60%
Five Star (Lease No. 2) (5)	50	6,106		51,072	1.20x	93%	52%
Five Star (Lease No. 3) (5)	28	5,618		61,181	1.63x	90%	86%
Five Star (Lease No. 4) (5)	25	2,461		21,057	1.12x	86%	67%
Sunrise / Marriott (6)	14	4,091		32,416	1.45x	91%	68%
Brookdale Senior Living, Inc.	18	894		8,114	2.22x	92%	100%
6 private companies (combined)	8	1,115		6,884	1.83x	82%	24%
Wellness centers	10	812,000	sq. ft.	17,069	2.27x	100%	NA
Multi-tenant MOBs	40	1,831,082	sq. ft.	48,748	NA	99%	NA
Total	273			$291,736

(1)   Amounts are before depreciation, but after impairment write downs, if any.

(2)   Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.

(3)   All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by minimum rents payable to us. We have not independently verified our tenants’ operating data.

(4)   Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.

(5)   On August 4, 2009, we realigned our four leases with Five Star.  The data presented reflects this realignment.

(6)   Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Director of Investor Relations, or
(website) www.snhreit.com	Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8234, tbonang@snhreit.com or kjohnston@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

RESEARCH COVERAGE

Equity Research Coverage

Oppenheimer	Stifel, Nicolaus
Mark Biffert	Jerry Doctrow
(212) 667-7062	(443) 224-1309

Raymond James	UBS
Paul Puryear	Dustin Pizzo
(727) 567-2253	(212) 713-4847

RBC	Wells Fargo Securities
Kevin Ellich	Brendan Maiorana
(612) 313-1247	(443) 263-6516

R.W. Baird
David AuBuchon
(314) 863-4235

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Shares Outstanding:
Common shares outstanding (at end of period)	120,464	120,398	114,543	114,531	114,489
Weighted average common shares outstanding (1)	120,455	117,853	114,533	114,493	100,302

Common Share Data:
Price at end of period	$16.32	$14.02	$17.92	$23.83	$19.53
High during period	$18.37	$18.45	$23.66	$24.98	$25.08
Low during period	$13.34	$10.68	$9.82	$18.82	$19.21
Annualized dividends paid per share	$1.44	$1.40	$1.40	$1.40	$1.40
Annualized dividend yield (at end of period)	8.8%	10.0%	7.8%	5.9%	7.2%

Market Capitalization:
Total debt (book value)	$707,020	$653,718	$730,433	$567,093	$413,460
Plus: market value of common shares (at end of period)	1,965,972	1,687,980	2,052,611	2,729,226	2,235,970
Total market capitalization	$2,672,992	$2,341,698	$2,783,044	$3,296,319	$2,649,430
Total debt / total market capitalization	26.5%	27.9%	26.2%	17.2%	15.6%

Book Capitalization:
Total debt	$707,020	$653,718	$730,433	$567,093	$413,460
Plus: total shareholders’ equity	1,809,573	1,819,399.00	1,731,358	1,742,620	1,753,176
Total book capitalization	$2,516,593	$2,473,117	$2,461,791	$2,309,713	$2,166,636
Total debt / total book capitalization	28.1%	26.4%	29.7%	24.6%	19.1%

Selected Balance Sheet Data:
Total assets	$2,560,198	$2,508,542	$2,496,874	$2,349,042	$2,199,065
Total liabilities	$750,625	$689,143	$765,516	$606,422	$445,889
Gross book value of real estate assets (2)	$2,896,734	$2,838,751	$2,807,256	$2,645,268	$2,313,697
Total debt / gross book value of real estate assets (2)	24.4%	23.0%	26.0%	21.4%	17.9%

Selected Income Statement Data:
Total revenues (3)	$69,585	$68,585	$72,921	$59,673	$53,390
EBITDA (4)	$62,253	$62,798	$60,072	$56,646	$51,005
Income before gain on sale of properties	$30,511	$31,533	$32,368	$28,881	$21,680
Net income	$30,511	$31,533	$32,368	$29,147	$21,680
Funds from operations (FFO) (5)	$52,828	$52,134	$48,853	$47,040	$41,195
Common distributions paid	$42,162	$42,139	$40,090	$40,085	$40,071

Per Share Data:
Income before gain on sale of properties	$0.25	$0.27	$0.28	$0.25	$0.22
Net income	$0.25	$0.27	$0.28	$0.25	$0.22
FFO (5)	$0.44	$0.44	$0.43	$0.41	$0.41
Common distributions declared	$0.36	$0.35	$0.35	$0.35	$0.35
FFO payout ratio (5)	81.8%	79.5%	81.4%	85.4%	85.4%

Coverage Ratios:
EBITDA (3) / interest expense	5.8x	5.8x	5.4x	5.9x	5.2x

(1)          SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)          During the fourth quarter of 2008, we recognized $8.4 million of percentage rent for the year ended December 31, 2008.

(4)          See page 13 for calculation of EBITDA.

(5)          See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONDENSED CONSOLIDATED BALANCE SHEET
(amounts in thousands, except share data)

	As of June 30, 2009	As of December 31, 2008
		(audited)
ASSETS
Real estate properties, at cost:
Land	$339,511	$319,591
Buildings and improvements	2,557,223	2,487,665
	2,896,734	2,807,256
Less accumulated depreciation	416,697	381,339
	2,480,037	2,425,917

Cash and cash equivalents	5,373	5,990
Restricted cash	4,589	4,344
Deferred financing fees, net	6,340	5,068
Acquired real estate leases, net	31,834	30,546
Other assets	32,025	25,009
Total assets	$2,560,198	$2,496,874

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$235,000	$257,000
Senior unsecured notes due 2012 and 2015, net of discount	322,089	322,017
Secured debt and capital leases	149,931	151,416
Accrued interest	10,866	11,121
Acquired real estate lease obligations, net	8,509	7,974
Other liabilities	24,230	15,988
Total liabilities	750,625	765,516

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 149,700,000 shares authorized; 120,464,198 and 114,542,584 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	1,205	1,145
Additional paid-in capital	2,098,521	2,000,865
Cumulative net income	592,362	530,318
Cumulative distributions	(879,888)	(797,639)
Unrealized gain on investments	(2,627)	(3,331)
Total shareholders’ equity	1,809,573	1,731,358
Total liabilities and shareholders’ equity	$2,560,198	$2,496,874

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Revenues:
Rental income (1)	$69,399	$52,708	$137,776	$101,747
Interest and other income	186	682	394	1,196
Total revenues	69,585	53,390	138,170	102,943

Expenses:
Property operating expenses	3,219	100	6,174	100
Interest	10,707	9,810	21,483	19,328
Depreciation	18,635	14,327	37,024	27,376
Acquisition costs (2)	1,282	-	1,394	-
General and administrative	5,231	4,533	10,051	8,203
Impairment of assets (3)	-	2,940	-	2,940
Total expenses	39,074	31,710	76,126	57,947

Net income	$30,511	$21,680	$62,044	$44,996

Weighted average common shares outstanding	120,455	100,302	119,161	95,691

Earnings per share:
Net income	$0.25	$0.22	$0.52	$0.47

Additional Data:
General and administrative expenses / rental income	7.54%	8.60%	7.30%	8.06%
General and administrative expenses / total assets (at end of period)	0.20%	0.21%	0.39%	0.37%

Straight-line rent included in rental income (1)	$896	$(218)	1,895	$(195)
Lease Value Amortization included in rental income (1)	$(249)	$29	$(408)	$84
Deferred percentage rent (4)	$2,400	$2,300	$4,500	$4,250
Amortization of deferred financing fees and debt discounts	$540	$523	$1,079	$1,047
Non-cash stock based compensation	$70	$379	$292	$558
Lease termination fees included in rental income	$-	$-	$-	$-
Capitalized interest expense	$-	$-	$-	$-

(1)          We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          Acquisition costs are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”, commencing January 1, 2009.

(3)          During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property.

(4)          Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of revenue is deferred until the fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Six Months Ended
	6/30/2009	6/30/2008

Cash flows from operating activities:
Net income	$62,044	$44,996
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	37,024	27,376
Amortization	1,487	963
Impairment of assets	-	2,940
Equity in losses of Affiliates Insurance Company	109	-
Change in assets and liabilities:
Restricted cash	(245)	87
Other assets	(1,461)	1,166
Accrued interest	(255)	(154)
Other liabilities	9,217	5,984
Cash provided by operating activities	107,920	83,358

Cash flows used for investing activities:
Acquisitions	(95,257)	(386,356)
Investment in Affiliates Insurance Company	(5,074)	-
Proceeds from sale of real estate	3,090	-
Cash used for investing activities	(97,241)	(386,356)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	96,717	523,138
Proceeds from borrowings on revolving credit facility	119,000	210,000
Repayments of borrowings on revolving credit facility	(141,000)	(210,000)
Repayment of other debt	(1,485)	(13,464)
Deferred financing fees	(2,279)	-
Distributions to shareholders	(82,249)	(64,257)
Cash (used for) provided by financing activities	(11,296)	445,417

(Decrease) increase in cash and cash equivalents	(617)	142,419
Cash and cash equivalents at beginning of period	5,990	43,521
Cash and cash equivalents at end of period	$5,373	$185,940

Supplemental cash flow information:
Interest paid	$20,659	$19,482

Non-cash financing activities:
Issuance of common shares pursuant to our incentive share award plan	1,002	974

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Six Months Ended
		6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income		$30,511	$21,680	$62,044	$44,996
Plus:	interest expense	10,707	9,810	21,483	19,328
	depreciation expense	18,635	14,327	37,024	27,376
	impairment of assets (1)	-	2,940	-	2,940
	deferred percentage rent adjustment (2)	2,400	2,300	4,500	4,250
EBITDA		$62,253	$51,057	$125,051	$98,890

(1)	During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property.
(2)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of EBITDA excludes the amounts recognized during the first three quarters.

We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP,and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain or preserve our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. We define EBITDA as income before gain or loss on sale of properties or, if this amount is the same as net income, as net income, plus interest expense, taxes, depreciation and amortization, if any.  We also add back impairment of assets and adjust for deferred percentage rent.  Other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Six Months Ended
		6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income		$30,511	$21,680	$62,044	$44,996
Plus:	depreciation expense	18,635	14,327	37,024	27,376
	acquisition costs (1)	1,282	-	1,394	-
	impairment of assets (2)	-	2,940	-	2,940
	deferred percentage rent adjustment (3)	2,400	2,300	4,500	4,250
FFO		$52,828	$41,247	$104,962	$79,562

Weighted average shares outstanding		120,455	100,302	119,161	95,691

FFO per share		$0.44	$0.41	$0.88	$0.83

(1)	Acquisition costs are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”, commencing January 1, 2009.
(2)	During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property.
(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

We compute FFO as shown above.  FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, represents net income (computed in accordance with GAAP), plus real estate depreciation and amortization (excluding amortization of deferred financing fees). Our calculation of FFO begins with income before gain or loss on sale of properties or, if this amount is the same as net income, as net income, and differs from NAREIT’s definition of FFO because we include deferred percentage rent, if any, impairment of assets, if any, and acquisition costs, if any, in FFO. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition costs and gain or loss on sale of properties, FFO can facilitate a comparison of operating performances during different periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other REITs may not calculate FFO the same way as us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	18.4
Mortgage - secured by 16 properties	6.330%	6.970%	33,435	6/2/2012	30,069	2.9
Mortgage - secured by 4 properties	6.420%	6.110%	11,593	11/30/2013	10,218	4.4
Mortgage - secured by 2 properties	6.310%	6.910%	14,896	12/1/2013	13,404	4.4
Mortgage - secured by 1 property (2)	6.500%	6.500%	4,421	1/11/2013	4,137	3.5
Mortgage - secured by 8 properties (3)	6.540%	6.540%	49,778	4/30/2017	43,787	7.8
Mortgage - secured by 1 property (2)	7.310%	7.310%	4,054	1/1/2022	41	12.5
Mortgage - secured by 1 property (2)	7.850%	7.850%	1,980	1/1/2022	21	12.5
Capital leases - 2 properties	7.700%	7.700%	15,074	4/30/2026	-	16.8
Weighted average rate / total secured fixed rate debt	6.549%	6.728%	$149,931		$116,377	8.1

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (4)	1.300%	1.300%	$235,000	12/31/2010	$235,000	1.5

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	2.5
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	5.8
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	3.5

Weighted average rate / total unsecured debt	5.406%	5.406%	$557,500		$557,500	2.7

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.549%	6.728%	$149,931		$116,377	8.1
Weighted average rate / total unsecured floating rate debt	1.300%	1.300%	235,000		235,000	1.5
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	3.5
Weighted average rate / total debt	5.648%	5.686%	$707,431		$673,877	3.8

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	These three mortgages are secured by two properties that were acquired in 2008.
(3)	Includes eight first mortgages at an interest rate of 6.555% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)

Represents amounts outstanding on SNH’s $550,000 revolving credit facility at June 30, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured		Unsecured
	Debt and	Floating		Fixed
Year	Capital Leases	Rate Debt		Rate Debt	Total
2009	$1,364	$-		$-	$1,364
2010	3,044	235,000	(1)	-	238,044
2011	3,252	-		-	3,252
2012	32,930	-		225,000	257,930
2013	30,090	-		-	30,090
2014	1,789	-		-	1,789
2015	1,948	-		97,500	99,448
2016	2,118	-		-	2,118
2017 and thereafter	73,396	-		-	73,396
	$149,931	$235,000		$322,500	$707,431

(1)   Represents amounts outstanding on SNH’s $550,000 revolving credit facility at June 30, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Leverage Ratios:

Total debt / total assets	27.6%	26.1%	29.3%	24.1%	18.8%
Total debt / gross book value of real estate assets (1)	24.4%	23.0%	26.0%	21.4%	17.9%
Total debt / total market capitalization	26.5%	27.9%	25.3%	17.2%	15.6%
Total debt / total book capitalization	28.1%	26.4%	29.7%	24.6%	19.1%
Secured debt / total assets	5.9%	6.0%	6.1%	6.5%	4.2%
Variable rate debt / total debt	33.2%	27.7%	35.2%	16.4%	0.0%

Coverage Ratios:

EBITDA (2) / interest expense	5.8x	5.8x	5.4x	5.9x	5.2x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	23.9%	22.4%	25.2%	20.8%	16.1%
Secured debt / adjusted total assets - allowable maximum 40.0%	5.1%	5.2%	5.2%	5.6%	3.6%
Consolidated income available for debt service / debt service - required minimum 2.00x	6.12x	6.14x	5.63x	6.20x	5.49x
Total unencumbered assets to unsecured debt - required minimum 1.50x	4.89x	5.27x	4.52x	5.91x	7.38x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.
(2)	See page 13 for the calculation of EBITDA.
(3)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

2009 INVESTMENTS/DISPOSITIONS INFORMATION
(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)
						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

	There were no senior living acquisitions during the three months ended March 31 and June 30, 2009.

MOB Acquisitions:

								Weighted
						Purchase		Average
Date			Number of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)	Lease Term (4)	Leased (5)	Major Tenant

1/26/2009	White Plains, NY	Clinic	1	50	$19,250	385	7.7%	3.7	100.0%	Health Insurance Plan of New York

	Total for Q1 2009		1	50	$19,250	$385	7.7%	3.7	100.0%

5/20/2009	Washington, DC	Medical Office	1	128	$40,115	$313	7.9%	5.0	89.5%	Center for Ambulatory Surgery
5/20/2009	Norfolk, VA	Medical Office	1	64	$10,656	$164	7.5%	4.2	87.0%	Gastrointestinal & Liver Specialists

	Total for Q2 2009		2	192	$50,771	$263	7.7%	4.6	88.3%

	Total YTD MOB Acquisitions		3	243	$70,021	$288	7.7%	4.3	92.2%

Dispositions:

Date			Number of			Book Gain/Loss
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale

	There were no dispositions during the three months ended March 31, 2009.

5/15/2009	Worcester, MA	Clinic	1	$3,090	$3,090	$—

(1)

During the three and six months ended June 30, 2009, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $11.5 million and $24.2 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $922,000 and $1.9 million, respectively.

(2)	Purchase price excludes closing costs and intangible assets and liabilities.
(3)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the purchase price on the date of acquisition.
(4)	Weighted average remaining lease term based on rental income.
(5)	Percent leased as of acquisition date.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT
(dollars in thousands)
									Annualized
		Number of				Investment			Rental Income per
	Number of	Units/Beds or		Carrying Value of		per Unit/Bed or	Annualized		Living Unit, Bed or
	Properties	Square Feet		Investment (1)	Percent	Square Foot	Current Rent	Percent	Square Foot (2)
Property Type:
Independent living (3)	43	11,524		$1,108,572	38.3%	$96.2	$109,631	37.6%	$9,513
Assisted living (3)	120	8,472		909,430	31.4%	$107.3	84,353	28.9%	$9,957
Nursing homes (3)	58	5,844		230,192	7.9%	$39.4	20,355	6.9%	$3,483
Rehabilitation hospitals (4)	2	364		60,175	2.1%	$165.3	11,580	4.0%	NA
Wellness centers (5)	10	812,000	sq. ft.	180,017	6.2%	$221.7	17,069	5.9%	NA
Medical office buildings (MOBs) (6)	40	1,831,082	sq. ft.	408,348	14.1%	$222.8	48,748	16.7%	$27
Total	273			$2,896,734	100.0%		$291,736	100.0%

Tenant:
Five Star (Lease No. 1) (7)	80	5,919		$534,517	18.5%	$90.3	$45,195	15.4%	$7,636
Five Star (Lease No. 2) (4) (7)	50	6,106		501,699	17.3%	$82.2	51,072	17.5%	$6,878
Five Star (Lease No. 3) (7)	28	5,618		607,337	21.0%	$108.1	61,181	21.0%	$10,890
Five Star (Lease No. 4) (7)	25	2,461		229,435	7.9%	$93.2	21,057	7.2%	$8,556
Sunrise / Marriott (8)	14	4,091		325,165	11.2%	$79.5	32,416	11.1%	$7,924
Brookdale Senior Living, Inc.	18	894		61,122	2.1%	$68.4	8,114	2.8%	$9,076
6 private companies (combined)	8	1,115		49,094	1.7%	$44.0	6,884	2.4%	$6,174
Wellness centers (5)	10	812,000	sq. ft.	180,017	6.2%	$221.7	17,069	5.9%	NA
Multi-tenant MOBs (6)	40	1,831,082	sq. ft.	408,348	14.1%	$222.8	48,748	16.7%	$27
Total	273			$2,896,734	100.0%		$291,736	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Represents annualized rent divided by the number of living units, beds or square feet leased at June 30, 2009.
(3)	Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.
(4)

Annualized rental income per living unit, bed or square foot excludes the two rehabilitation hospitals as these properties have extensive clinic space for services to both overnight patients and patients who receive treatment and do not stay overnight, and these properties are not comparable to residential senior living properties.

(5)

Annualized rental income per living unit, bed or square foot excludes the wellness centers as these properties have extensive indoor and outdoor recreation space not comparable to properties where rent is based on interior space only.

(6)

Our MOB leases include both triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense and net and modified leases where we are responsible to operate and maintain the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called “full-service” leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(7)	On August 4, 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.
(8)	Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

OCCUPANCY BY PROPERTY TYPE AND TENANT

	For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Property Type:
Independent living	89%	89%	90%	89%	91%
Assisted living	88%	89%	90%	90%	87%
Nursing homes	84%	85%	86%	85%	87%
Rehabilitation hospitals	62%	62%	66%	61%	66%
Wellness centers	100%	100%	100%	100%	100%
MOBs	99%	99%	99%	99%	NA

Tenant:
Five Star (Lease No. 1) (1)	87%	87%	89%	88%	85%
Five Star (Lease No. 2) (1)	83%	84%	84%	84%	85%
Five Star (Lease No. 3) (1)	90%	91%	92%	91%	92%
Five Star (Lease No. 4) (1)	86%	87%	90%	90%	86%
Sunrise / Marriott	91%	91%	91%	90%	91%
Brookdale Senior Living, Inc.	92%	95%	93%	91%	91%
6 private senior living companies (combined)	82%	83%	82%	83%	87%
Wellness centers	100%	100%	100%	100%	100%
Multi-tenant MOBs	99%	99%	99%	99%	NA

(1)	On August 4, 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data. Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT (1)

	For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Property Type:
Independent living	78%	81%	82%	83%	82%
Assisted living	92%	93%	94%	94%	94%
Nursing homes	27%	27%	28%	28%	28%
Rehabilitation hospitals	33%	34%	36%	34%	30%

Tenant:
Five Star (Lease No. 1) (2)	60%	61%	61%	60%	51%
Five Star (Lease No. 2) (2)	52%	53%	53%	51%	50%
Five Star (Lease No. 3) (2)	86%	87%	88%	88%	88%
Five Star (Lease No. 4) (2)	67%	68%	68%	69%	69%
Sunrise / Marriott	68%	77%	80%	81%	79%
Brookdale Senior Living, Inc.	100%	99%	99%	99%	99%
6 private senior living companies (combined)	24%	23%	25%	26%	29%

(1)	Private pay is revenues excluding Medicare and Medicaid revenues.
(2)	On August 4, 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data. Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

RENT COVERAGE BY TENANT (EXCLUDING MOBs)
For the Three Months Ended
Tenant	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Five Star (Lease No. 1) (1)	1.23x	1.15x	1.25x	1.23x	1.22x
Five Star (Lease No. 2) (1)	1.20x	1.11x	1.21x	1.38x	1.41x
Five Star (Lease No. 3) (1)	1.63x	1.59x	1.56x	1.56x	1.63x
Five Star (Lease No. 4) (1)	1.12x	1.15x	1.20x	1.38x	1.45x
Sunrise / Marriott	1.45x	1.31x	1.52x	1.43x	1.61x
Brookdale Senior Living, Inc.	2.22x	2.01x	2.01x	2.19x	2.23x
6 private senior living companies (combined)	1.83x	1.98x	1.69x	1.92x	2.24x
Wellness centers	2.27x	2.30x	2.49x	2.37x	2.19x

(1)	On August 4, 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data. Excludes data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Rent

Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Percent of Total Annualized Current Rent Expiring	Cumulative Percentage of Annualized Current Rent Expiring

2009	$-	$1,608	$-	$1,608	0.6%	0.6%
2010	1,333	2,558	-	3,891	1.3%	1.9%
2011	-	1,989	-	1,989	0.7%	2.6%
2012	-	5,737	-	5,737	2.0%	4.6%
2013	32,416	3,596	-	36,012	12.3%	16.9%
2014	-	5,744	-	5,744	2.0%	18.9%
2015	2,072	5,320	-	7,392	2.5%	21.4%
2016	2,875	3,847	-	6,722	2.3%	23.7%
2017	29,171	1,299	-	30,470	10.4%	34.1%
2018	-	1,793	-	1,793	0.6%	34.7%
2019 and after	158,052	15,257	17,069	190,378	65.3%	100.0%
Total	$225,919	$48,748	$17,069	$291,736	100.0%

Average remaining lease term for all properties (weighted by rent)				13.1 years

	Number of Tenants
Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Percent of Total Number of Tenants Expiring	Cumulative Percentage of Number of Tenants Expiring

2009	-	19	-	19	8.8%	8.8%
2010	1	27	-	28	12.9%	21.7%
2011	-	22	-	22	10.1%	31.8%
2012	-	36	-	36	16.6%	48.4%
2013	1	20	-	21	9.7%	58.1%
2014	-	19	-	19	8.8%	66.9%
2015	2	18	-	20	9.2%	76.1%
2016	2	15	-	17	7.8%	83.9%
2017	2	12	-	14	6.5%	90.4%
2018	-	5	-	5	2.3%	92.7%
2019 and after	4	10	2	16	7.3%	100.0%
Total	12	203	2	217	100.0%

Number of Living Units or Beds or Square Feet with Leases Expiring

Year	Short and Long Term Residential Care Facilities (Units/Beds)	Percent of Total Living Units or Beds	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet

2009	-	0.0%	45,328	-	45,328	1.7%
2010	140	0.5%	81,416	-	81,416	3.1%
2011	-	0.0%	61,618	-	61,618	2.4%
2012	-	0.0%	289,628	-	289,628	11.1%
2013	4,091	15.6%	141,719	-	141,719	5.4%
2014	-	0.0%	148,963	-	148,963	5.7%
2015	283	1.1%	232,520	-	232,520	8.9%
2016	517	2.0%	114,227	-	114,227	4.4%
2017	3,355	12.8%	32,895	-	32,895	1.3%
2018	-	0.0%	48,174	-	48,174	1.8%
2019 and after	17,818	68.0%	607,205	812,000	1,419,205	54.2%
Total	26,204	100.0%	1,803,693	812,000	2,615,693	100.0%